GABELLI INVESTOR FUNDS, INC.
                        The Gabelli ABC Fund (the "Fund")

                       Supplement dated November 30, 2006
                         to Prospectus dated May 1, 2006

The following supersedes the information regarding the Fees and Expenses of the Fund in the Prospectus.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
REDEMPTION FEE (as a percentage of amount redeemed for
       shares held 7 days or less, payable to the Fund);.............. 2.00%

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets):
Management Fees....................................................... 1.00%
Other Expenses........................................................ 0.14%
                                                                       -----

Total Annual Fund Operating Expenses.................................. 1.14%
Fee Waiver and Expense Reimbursement(1) .............................. 0.50%
Net Annual Fund Operating Expenses(1) ................................ 0.64%
                                                                       =====
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(1)  Gabelli Funds, LLC (the "Manager") contractually has agreed to waive its management fee and/or to reimburse expenses of the Fund (excluding interest, taxes, and extraordinary expenses) in the amount of 0.50% of the Fund's average daily net assets. This arrangement is in effect through the Fund's fiscal year ending December 31, 2007 and is renewable annually by the Manager.

EXPENSE EXAMPLE:
This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes
(1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year           3 Years           5 Years           10 Years
      ------           -------           -------           --------

        $65               $313              $579              $1,341